                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 27, 1999



                                  MEDQUIST INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         New Jersey                    0-19941                22-253 1298
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)


           Five Greentree Centre, Suite 311, Marlton, New Jersey 08053
                    (Address of principal executive offices)


                                 (609) 596-8877
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         The Company issued a press release on April 28, 1999, a copy of which is attached hereto as Exhibit 1.1, relating to its previously announced registered public offering.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

1.1 Press Release issued April 28, 1999.


                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              MEDQUIST INC.


Date:  April 29, 1999                By:    /s/ John M. Suender
                                          ----------------------------------
                                                John M. Suender
                                                Senior Vice President and
                                                General Counsel





                                   Page 2 of 3